Supplement dated August 15, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated April 28, 2025, as supplemented for:

MassMutual EnvisionSM
Issued by Massachusetts Mutual Life Insurance Company

and the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses dated April 28, 2025, for:

MassMutual Capital Vantage®
MassMutual Transitions SelectSM II
Issued by Massachusetts Mutual Life Insurance Company

and the Prospectuses and Updating Summary Prospectuses dated April 28, 2025, for:

MassMutual Artistry
Issued by Massachusetts Mutual Life Insurance Company in New York
and C.M. Life Insurance Company in all other states

MassMutual EvolutionSM
MassMutual Transitions®
MassMutual Transitions SelectSM
Issued by Massachusetts Mutual Life Insurance Company

Panorama Premier
Issued by Massachusetts Mutual Life Insurance Company in New York and New Jersey
and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective August 22, 2025, Invesco Oppenheimer V.I. International Growth Fund will be renamed Invesco V.I. International Growth Fund. All references in the Prospectuses to Invesco Oppenheimer V.I. International Growth Fund will be replaced with Invesco V.I. International Growth Fund.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office:

MassMutual Capital Vantage® and MassMutual Transitions SelectSM II	(866) 645-2362 7 a.m.–7 p.m. Central Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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